SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

             Ohio                               31-0676346
        ------------------------------- ---------------------------------
         (State or other jurisdiction   (IRS Employer Identification No.)
             of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following is furnished as an exhibit to this Form 8-K pursuant to
          Item 601 of Regulation S-K:

          99.1 Press release of the Company dated October 14, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2003, Dayton Superior Corporation announced that it has released historical audited financial information of Safway Formwork Systems, L.L.C. ("Safway Formwork") by filing with the Securities and Exchange Commission an amendment to its Form 8-K filed on August 13, 2003 in connection with its acquisition of substantially all of the fixed assets and rental fleet assets of Safway Formwork. A copy of our press release dated October 14, 2003 is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DAYTON SUPERIOR CORPORATION



                            By: /s/Thomas W. Roehrig
                                ------------------------
                                Name:  Thomas W. Roehrig
                               Title:  Vice President
                                       Corporate Accounting

Date:  October 15, 2003